                                                                   EXHIBIT 10.60


            FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (the "First Amendment") is made and entered into as of the 1st day of April, 1996, by and between CRESCENT REAL ESTATE FUNDING II, L.P., a Delaware limited partnership ("Lessor"), and ROSESTAR SOUTHWEST, LLC, a Delaware limited liability company ("Lessee").

                            W I T N E S S E T H:

         WHEREAS, on January 3, 1995, CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Crescent"), as Lessor, and MOGUL MANAGEMENT, LLC, a Texas limited liability company ("Mogul"), entered into that certain Lease Agreement (hereinafter referred to as the "Original Lease") covering a hotel and related assets located in the County of Eagle, State of Colorado, and known as "Hyatt Regency Beaver Creek" (hereinafter referred to as the "Leased Property"); and

         WHEREAS, pursuant to that certain Amendment to Lease Agreement dated October 6, 1995, the Original Lease was amended to provide for the subordination of the leasehold estate created by the Original Lease to any lien or encumbrance that may be placed against all or any part of the Leased Property and to provide for the approval by Crescent of a proposed merger of Mogul into RoseStar Management, LLC, a Texas limited liability company ("RoseStar"); and

         WHEREAS, on October 6, 1995, the Leased Property and all of Crescent's interest and estate as lessor under the Original Lease were conveyed by Crescent to Lessor, who thereupon assumed all of Crescent's liabilities and obligations under the Original Lease; and

         WHEREAS, pursuant to that certain Amended and Restated Lease Agreement dated January 1, 1996, executed by and between Lessor, Mogul and RoseStar, the Original Lease was amended and restated (hereinafter the Original Lease as amended and restated is referred to as the "Lease"); and

         WHEREAS, on February 9, 1996, Mogul was merged with and into RoseStar; and

         WHEREAS, pursuant to that certain Assignment and Assumption of Leasehold Estate dated March 29, 1996, all of RoseStar's interest and estate as lessee under the Lease was sold and assigned to Lessee, who thereupon assumed all of RoseStar's liabilities and obligations under the Lease; and

         WHEREAS, Lessor and Lese desire to further modify the terms and conditions of the Lease;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Lessor and Lessee agree that Article 7.7 of the Lease is deleted and replaced by the following new Article 7.7:

                  7.7 Net Worth. Lessee covenants that Lessee and RoseStar shall at all times during the term of this Lease maintain a cumulative "net worth" which shall be equal to no less than $200,000, For purposes hereof, "net worth" shall mean the sum of (i) the aggregate cash and fair market value of any property (other than cash) contributed to the capital of Lessee and RoseStar by the members of Lessee and RoseStar (net of amounts distributed other than distributions out of earnings of Lessee and RoseStar) and (ii) the aggregate balances of any line of credit (A) obtained by Lessee or RoseStar and guaranteed by one or more of the members of Lessee or RoseStar or (B) obtained by the members of Lessee or RoseStar to fund capital contributions to Lessee or RoseStar (to the extent not already included in (i)), to the extent such funds may be utilized by Lessee or RoseStar to perform its obligations under the Lease or any other lease between Lessor or any entity affiliated with Lessor and Lessee or RoseStar and to comply with the terms of the Management Agreement, and (iii) any commitments of the members of Lessee or RoseStar to make additional capital contributions to Lessee or RoseStar. Lessee or RoseStar shall provide Lessor with an annual written certification of its compliance with the foregoing requirement on the Commencement Date and the first day of each subsequent year of this Lease hereunder; provided, however, that Lessor may, in addition, request more than once during any year of this Lease that Lessee or RoseStar provide Lessor with a certification as of the date of such request of its compliance with the foregoing requirement. Such certifications must be reasonably satisfactory to Lessor as to matters certified therein and shall be accompanied by such supporting financial information as Lessor may reasonably request.

         2. Lessor and Lessee agree that Article 7.9 of the Lease is deleted and replaced by the following new Article 7.9:

                  7.9 Limitation on Distributions. Lessee covenants that, until such time as Lessee and any affiliate of Lessee such as RoseStar which has entered into a long-term lease of a hotel either with Lessor or any affiliate of Lessor such as Crescent has accumulated and is holding in reserve funds in the aggregate which are sufficient in amount to enable Lessee and each of such affiliated entities to pay at least one (1) monthly payment of Base Rent under each lease between Lessee and any of such affiliated entities and Lessor or an affiliate of Lessor such as Crescent, Lessee shall retain all income generated by the Leased Property and shall not distribute any earnings to its beneficial owners except as needed for federal and state income taxes payable on taxable income from the Leased Property. In no event, however, shall any amounts be payable to the beneficial owners of Lessee if any such payment would result in a violation of Lessee's net worth covenants set forth in Article 7.7 hereinabove.

         3. Lessor and Lessee agree that the following Article XXXVIII is added to the Lease:

                                ARTICLE XXXVIII

                  38.1. Business of Lessee. The sole purpose and nature of the business to be conducted by Lessee is to:

                           (a) enter into and perform as lessee under this Lease and as lessee under a long-term lease of the Hyatt Regency Albuquerque located in Albuquerque, New Mexico (hereinafter the hotels covered by the leases described in this subparagraph are collectively referred to as the "Hotels");

                           (b) enter into long-term management agreements for the Hotels with experienced and reputable hotel management companies; and

                           (c) enter into and perform all other contracts and undertakings, and engage in and carry out all other activities and transactions, as may be necessary, appropriate, convenient, ancillary, or incidental to the foregoing purposes (including but not limited to borrowing and repaying loans, and granting security interests in receivables, general intangibles and personal property (other than any property that is part of the Leased Property) to secure such loans, employing personnel and advisers, constructing and maintaining improvements at the Hotels, and acquiring, holding, operating, leasing, disposing of and otherwise dealing with personal property located at the Hotels). Without limitation, Lessee shall qualify to transact business in Colorado and New Mexico as a foreign limited liability company and shall seek and obtain all such licensing and permitting as may be required in connection with leasing and managing the Hotels (including but not limited to alcoholic beverage permits and licenses, if required).

                  Lessee shall not engage in any business unrelated to the foregoing purposes and shall not own any assets other than those related to leasing and managing the Hotels or otherwise in furtherance of the purposes of Lessee as set forth above in this paragraph 38.1. Lessee shall not incur any indebtedness other than indebtedness incurred in connection with leasing and managing the Hotels or otherwise in furtherance of the purposes of Lessee as set forth above in this paragraph 38.1.

                  38.2.    Single-Purpose Entity.

                           (a) Lessee at all times since its formation has
                  been, and will continue to be, a duly formed and existing Delaware limited liability company and a Single-Purpose Entity (as defined below). Lessee at all times since its formation has been, and will continue to be, duly qualified as a foreign limited liability company in each jurisdiction in which the Hotels are located. RSSW Corp., the Managing Member of Lessee and hereinafter referred to as "RSSW", at all times since its formation has been, and will continue to be, a duly formed and existing Delaware corporation and a Single-Purpose Entity. RSSW at all times since its formation has been, and will continue to be, duly qualified as a foreign corporation in each jurisdiction in which the Hotels are located.

                           (b) Lessee at all times since its formation has
                  complied, and will continue to comply, with the provisions of its formation documents and the laws of the State of Delaware relating to limited liability companies. RSSW at all times since its formation has complied, and will continue to comply, with the provision of its certificate of incorporation and its bylaws and the laws of the State of Delaware relating to corporations.

                           (c) All customary formalities regarding the limited
                  liability company or corporate (as the case may be) existence of each of Lessee and RSSW have been observed at all times since its formation and will continue to be observed.

                           (d) Each of Lessee and RSSW has at all times since
                  its formation accurately maintained, and will continue to accurately maintain, its financial statements, accounting records and other corporate documents separate from those of its partners, shareholders, affiliates of its shareholders or partners, and any other person. Neither Lessee nor RSSW has at any time since its formation commingled, and neither Lessee nor RSSW will commingle, its assets with those of its shareholders, partners, any affiliates of its shareholders or partners, or any other person. Each of Lessee and RSSW has at all times since its formation accurately maintained, and will continue to accurately maintain, its own bank accounts and separate books of account.

                           (e) Each of Lessee and RSSW has at all times since
                  its formation paid, and will continue to pay, its own liabilities from its own separate assets.

                           (f) Each of Lessee and RSSW has at all times since
                  its formation identified itself, and will continue to identify itself, in all dealings with the public, under its own name and as a separate distinct entity. Neither Lessee nor RSSW has at any time since its formation identified itself, and neither Lessee nor RSSW will identify itself, as being a division or a part of any other entity. Neither Lessee nor RSSW has at any time since its formation identified, and neither Lessee nor RSSW will identify, its shareholders, partners or any affiliates of its shareholders or partners, as being a division or pant of it.

                           (g) Each of Lessee and RSSW has been at all times
                  since its formation and will continue to be adequately capitalized in light of the nature of its business.

                           (h) Neither Lessee nor RSSW has at any time since
                  its formation assumed or guaranteed, and neither Lessee nor RSSW will assume or guarantee, the liabilities of its shareholders, members or partners, any affiliates of its shareholders, members or partners, or any other persons. Neither Lessee nor RSSW has at any time since its formation acquired, and neither Lessee nor RSSW will acquire, obligations or securities of its shareholders, members or partners, or any affiliates of its shareholders, members or partners. Neither Lessee nor RSSW has at any time since its formation made, and neither Lessee nor RSSW will make, loans to its shareholders, members or partners, or any affiliates of its shareholders, members or partners, unless such loans are made on terms which are no less favorable to Lessee or RSSW than would be obtained in a comparable arm's length transaction with an unrelated third party and Lessee or RSSW acts in accordance with prudent lending standards to protect itself from liability in connection with such loans.

                           (i) Neither Lessee nor RSSW has at any time since
                  its formation entered into, and neither Lessee nor RSSW has been a party to, and, neither Lessee nor RSSW will enter into or be a party to, any transaction with its shareholders, members or partners or any affiliates of its shareholders, members or partners (other than the making of distributions to its shareholders, members or partners) except (x) for this Lease and the lease of the Hyatt Regency Albuquerque, (y) for loans made by Lessee or RSSW as described in the last sentence of clause (h) above, or (z) in the ordinary course of business of Lessee or RSSW, as the case may be, on terms which are no less favorable to Lessee or RSSW, as the case may be, than would be obtained in a comparable arm's length transaction with an unrelated third party.

                           (j) The term "Single Purpose Entity" means a person
                  other than an individual, which (i) is formed or organized solely for the purposes set forth in paragraph 38.1 hereinabove, (ii) does not engage in any business unrelated to the business set forth in paragraph 38.1 hereinabove,
                  (iii) does not have any assets other than those related to the business described in paragraph 38.1 hereinabove or any indebtedness other than as permitted by this Lease, (iv) has its own separate books and records and has its own accounts, in each case which are separate and apart from the books and records and accounts of any other person, (v) if a corporation, at all times has an independent director reasonably acceptable to Lessor, (vi) does not commingle its assets with the assets of any other person, (vii) does not guarantee the obligations of any other person and (viii) holds itself out as being a person separate and apart from any other person.

         2. Except as specifically set forth above, all terms and conditions of the Lease shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease.

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date and year first above written.

                                    LESSOR:

                                    CRESCENT REAL ESTATE FUNDING II, L.P.,
                                    a Delaware limited partnership

                                    BY:      CRE MANAGEMENT II  CORP.,  a
                                             Delaware corporation, its
                                             General Partner

                                             By:    /s/ David M. Dean
                                                   ----------------------------
                                             Name:  David M. Dean
                                                    ---------------------------
                                             Its:   Senior Vice President, Law
                                                    ---------------------------


                                    LESSEE:

                                    ROSESTAR SOUTHWEST, LLC, a Delaware
                                    limited liability company

                                    BY:      RSSW CORP., a Delaware corporation,
                                             Its Managing Member

                                             By:        /s/ Sanjay Varma
                                                   ----------------------------
                                                   Sanjay Varma, President



                              JOINDER OF ROSESTAR

         RoseStar joins in the execution of this First Amendment in order to evidence its agreement with the terms and conditions of Paragraphs 1 and 2 of this First Amendment. RoseStar agrees to cooperate with Lessee in providing the certifications required of Lessee under Paragraph 1 of this First Amendment.


                                             ROSESTAR MANAGEMENT, LLC, a Texas
                                             limited liability company


                                             By:        /s/ Sanjay Varma
                                                   ----------------------------
                                             Name:     Sanjay Varma, President
                                                   ----------------------------
                                             Its:      President
                                                   ----------------------------

                                                      HYATT REGENCY BEAVER CREEK


            SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (the "Amendment") is made and entered into effective as of the 31st day of December, 1998, between ROSESTAR SOUTHWEST, LLC, a Delaware limited liability company ("Lessee") and CRESCENT REAL ESTATE FUNDING II, L.P, a Delaware limited partnership ("Lessor").

                                    RECITALS:

         WHEREAS, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent") and Mogul Management, LLC ("Mogul") entered into that certain Lease Agreement dated as of January 3, 1995 (the "Original Lease Agreement"), pursuant to which Mogul leased from Crescent a hotel facility and related assets located in Eagle County, Colorado, and known as the "Hyatt Regency Beaver Creek" (hereinafter called the "Leased Property"); and

         WHEREAS, pursuant to that certain Amendment to Lease Agreement dated October 6, 1995, the Original Lease Agreement was amended to provide for the subordination of the leasehold estate created by the Original Lease to any lien or encumbrance that may be placed against all or any part of the Leased Property and to provide for the approval by Crescent of a proposed merger of Mogul into RoseStar Management, LLC, a Texas limited liability company ("RoseStar"); and

         WHEREAS, on October 6, 1995, the Leased Property and all of Crescent's interest and estate as lessor under the Original Lease Agreement were conveyed by Crescent to Lessor, who thereupon assumed all of Crescent's liabilities and obligations under the Original Lease Agreement; and

         WHEREAS, pursuant to that certain Amended and Restated Lease Agreement dated January 1, 1996 (the "Restated Lease"), executed by and between Lessor, Mogul and RoseStar, the Original Lease Agreement was amended and restated in its entirety; and

         WHEREAS, on February 9, 1996, Mogul was merged with and into RoseStar; and

         WHEREAS, pursuant to that certain Assignment and Assumption of Leasehold Estate dated as of March 29, 1996, all of RoseStar's interest and estate as lessee under the Restated Lease was sold and assigned to Lessee, who thereupon assumed all of RoseStar's liabilities and obligations under the Restated Lease; and

         WHEREAS, Lessor and Lessee amended the Restated Lease by First Amendment to Amended and Restated Lease Agreement dated as of April 1, 1996 (the Restated Lease, as amended, herein called the "Lease"); and

         WHEREAS, Lessor and Lessee agreed that if Lessor made substantial capital investments in the Leased Property, the Lease would be amended to increase the amount of rental payable thereunder and Lessor has made substantial capital investment in the Leased Property; and

         WHEREAS, Lessor has agreed to delete certain provisions of the Lease that impose minimum net worth requirements on the Lessee and limit the distributions by Lessee of its earnings to its beneficial owners in consideration of the delivery of a guaranty of Lessee's obligations under the Lease by Crescent Operating, Inc. ("COI"); and

         WHEREAS, Lessor and Lessee mutually desire to quantify the value of working capital contributed by Lessee for the operation of the Leased Property upon the commencement of the term of the Lease and to evidence their mutual understanding and agreement of the value of working capital to be reimbursed to Lessee by Lessor at the expiration or earlier termination of the Lease; and

         WHEREAS, Lessor and Lessee desire to amend the Lease to increase the rental payable thereunder, to delete the provisions in the Lease described above, to evidence their understanding regarding working capital and to make certain other amendments thereto as hereinafter provided.

                                   AGREEMENT:

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Lease.

         2. Amendments to Lease. The Lease is hereby amended as follows:

                  a. Section 4.1 of the Lease is modified to increase the Base Rent, effective as of January 1, 1999, by the amount of $630,000 per year during the Term. Accordingly, the annual Base Rent payable under the Lease is as follows:



                      Year                                       Amount
                      ----                                       ------
                    1999-2000                                 $4,330,000.00
                    2001-2003                                 $4,430,000.00
                      2004                                    $4,530,000.00

                  b. Section 4.2(a) of the Lease is deleted in its entirety, and the following inserted in lieu thereof:

                           (a) The term "Percentage Rent" as used herein, shall
mean the sum of the following:

                                (i) the amount determined by multiplying (A) the amount, if any, by which the aggregate amount of Gross Sales - Rooms for the calendar month to which such Percentage Rent is attributable exceeds the Gross Sales Floor - Rooms for the applicable month by (B) the Multiplier - Rooms; plus

                                (ii) the amount determined by multiplying (A) the amount, if any, by which the aggregate amount of Gross Sales - Food & Beverage for the calendar month to which such Percentage Rent is attributable exceeds the Gross Sales Food & Beverage - Rooms for the applicable month by (B) the Multiplier - Food & Beverage; plus

                                (iii) the amount determined by multiplying (A)
                                      thirteen and one-half percent (13.5%) by
                                      (B) the amount of Spa Revenues for the
                                      calendar month to which such Percentage
                                      Rent is attributable.

                  c. Section 4.2(k) of the Lease is amended by inserting the words "and Spa Revenues" after the word "Beverage" in line 5 thereof.

                  d. Section 4.2(l) of the Lease is modified by (1) inserting the words "and Spa Revenues" after the word "Beverage" in lines 4 and 8 thereof and (2) deleting the period at the end of the next to last sentence and inserting the following clause after the words "from Lessee": "; provided, in no event shall Lessor be required to refund any portion of the Guaranteed Percentage Rent (as hereinafter defined) previously paid by Lessee to Lessor."

                  e. A new Section 4.2(n) is inserted in the Lease, to read in its entirety as follows:


                            (n) The term "Spa Revenues", as used herein, shall
                     mean the aggregate dollar amount of all gross income and receipts from all business done in, on or resulting from the spa, pool, health club facility and beauty salon located within the Leased Premises (the "Spa"), including, without limitation, membership revenues, the actual price of all services, goods, wares and merchandise (which shall include, without limitation, food and beverages and other items permitted to be sold) sold and the actual charges for all services performed by Tenant or by any subtenant, licensee or concessionaire in, at, from or arising out of the use of the Spa, including, but not limited to fees for Spa Services, membership fees, daily use fees, rentals, sales of clothing and merchandise, personal training services, whether wholesale or retail, whether for cash or credit, or otherwise, and including the value of all consideration other than money received for any of the foregoing. As used herein, "Spa Services" shall mean ladies and men's hair dressing, permanent waving, hair dying, manicuring, nail extensions, pedicures, facials, body services, electrolysis, aerobics training, weight training, health and fitness activities, treatment baths and other services customarily incident to the operation of a spa, pool, health club facility and beauty salon.

                  f. A new subsection (o) is inserted at the end of Section 4.2 of the Lease, which shall read in its entirety as follows:

                     (o) Anything in this Lease to the contrary notwithstanding, eighty-five percent (85%) of the Percentage Rent payable in any quarter during the term of this Lease (herein called the "Guaranteed Percentage Rent") shall not be subject to adjustment under Section 4.2(l) or Section 4.2(m) hereof.

                  h. In consideration of the execution and delivery by COI of a guaranty of all of Lessee's obligations under the Lease, Section 7.7 and Section 7.9 of the Lease are hereby deleted in their entirety and shall be of no further force and effect.

                  i. A new Section 7.10 is added to the Lease, to read in its entirety as follows:

                     Section 7.10. Working Capital. At the commencement of the
               term of this Lease, there existed working capital pertaining to the Leased Property (the "Working Capital") in the initial aggregate negative balance of ($276,728.00) (the "Initial Working Capital Balance"). Within thirty (30) after the date of expiration or earlier termination of this Lease, Lessor and Lessee will work together in good faith to determine the balance of Working Capital as of such date (the "Ending Working Capital Balance"). If the Ending Working Capital Balance is less than the Initial Working Capital Balance, Lessee shall pay over to Lessor cash in the amount of such deficiency, within thirty (30) days of such determination. If the Ending Working Capital Balance exceeds the Initial Working Capital Balance, Lessor shall pay over to Lessee cash in the amount of such excess within thirty (30) days of such determination. For purposes of comparing the Initial Working Capital Balance and the Ending Working Capital Balance,
               (i) the Ending Working Capital Balance will be less than the Initial Working Capital Balance if and to the extent that the Ending Working Capital Balance has a negative balance of more than ($276,728.00), and that difference will be the "deficiency" to be paid by Lessee to Lessor; and (ii) the Ending Working Capital Balance will exceed the Initial Working Capital Balance if the Ending Working Capital Balance has a negative balance of less than ($276,728.00), has a balance of zero, or has a positive balance, and the "excess" to be paid by Lessor to Lessee will be the difference (expressed as a positive number) between the Ending Working Capital

               Balance and the Initial Working Capital Balance. (By way of example and illustration but not of limitation, if the Ending Working Capital Balance had a negative balance of ($176,728.00), then Lessor would pay Lessee $100,000.00; if the Ending Working Capital Balance had a positive balance of $100,000.00, then Lessor would pay Lessee $376,728.00.) Additionally, both the Initial Working Capital Balance and the Ending Working Capital Balance shall be calculated without the inclusion of any "in circulation" operating or consumable supplies ("In-Circulation Supplies"). Both Lessee and Lessor agree that the In-Circulation Supplies represent items in use which Lessee does not include on its balance sheet as of the Commencement Date. Lessee and Lessor further agree that although no accounting value has been placed on In-Circulation Supplies, such supplies have value and Lessee agrees to have reasonable amounts of In-Circulation Supplies on hand in a quantity and quality customary for a property such as the Leased Property.

         3. General Provision regarding Working Capital. Notwithstanding any other provision of the Lease which is to the contrary or which is not consistent with Section 2.i. above, including without limitation, Sections 7.4(b) and 38.1(d), Lessor and Lessee agree that Section 2.i. above represents the general business terms under which Lessee has taken over the In-Circulation Supplies and working capital of the Leased Property and the general terms under which Lessee will return In-Circulation Supplies and working capital to Lessor at the expiration or earlier termination of the Lease.

         4. Modification Supersedes. Except as modified hereby, the Lease remains in full force and effect, with no other modifications thereto. If there arises by virtue of this Amendment any conflict between any provision of this Amendment and any provision of the Lease, the provisions hereof shall supersede any such conflicting provision of the Lease, but only to the extent of such conflict, and all of the provisions of the Lease are hereby modified as necessary so as to be consistent with the terms of this Amendment.

         5. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

         6. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, and in making proof of this Amendment it shall not be necessary to produce more than one (1) counterpart hereof. A facsimile or similar transmission of a counterpart signed by a party hereto will be regarded as signed by such party for purposes hereof.

         7. Captions. The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way affect, limit, amplify or otherwise modify the terms and provisions hereof.

         8. Representations of Lessee. Lessee represents and warrants to Lessor that (i) Lessee is the sole legal and beneficial owner of the leasehold estate under the Lease and (ii) Lessee has the full power and authority to enter into this Amendment without the joinder or consent of any other party.

         9. Representations of Lessor. Lessor represents and warrants to Lessee that Lessor has the full power and authority to enter into this Amendment.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have duly executed this Amendment to be effective as of the day and year first above written.


                                         LESSOR:

                                         CRESCENT REAL ESTATE FUNDING II, L.P.,
                                         a Delaware limited partnership

                                         By: CRE Management II Corp., a Delaware
                                             corporation, General Partner


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                         LESSEE:

                                         ROSESTAR SOUTHWEST, LLC, a Delaware
                                         limited liability company

                                         By: RSSW Corp., a Delaware corporation,
                                             its Managing Member


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                              CONSENT OF GUARANTOR


         The undersigned, as the guarantor of the obligations of the Lessee under the Lease, as defined in the Second Amendment to Lease Agreement (the "AMENDMENT") to which this Consent is attached, (a) acknowledges and consents to the terms of the foregoing Second Amendment, (b) agrees that the execution and delivery of the Amendment and any other documents in connection therewith will in no way change or modify the undersigned's obligations under the guaranty executed by the undersigned in connection with the Lease, and (c) acknowledges and confirms that such guaranty is in full force and effect and there are no claims, counterclaims, offsets or defenses to such guaranty.

         EXECUTED as of the 31st day of December, 1998.


                                      ROSESTAR MANAGEMENT, LLC, a Texas limited liability company


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                       HYATT REGENCY ALBUQUERQUE


                       FOURTH AMENDMENT TO LEASE AGREEMENT


         This FOURTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into effective as of the 31st day of December, 1998, between ROSESTAR SOUTHWEST, LLC, a Delaware limited liability company ("Lessee") and CRESCENT REAL ESTATE FUNDING II, L.P, a Delaware limited partnership ("Lessor").

                                    RECITALS:

         WHEREAS, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent") and RoseStar Management, LLC ("RoseStar") entered into that certain Lease Agreement dated as of December 19, 1995 (the "Original Lease Agreement"), pursuant to which RoseStar leased from Crescent a hotel facility and related assets located in Bernalillo County, New Mexico, and known as the "Hyatt Regency Albuquerque" (hereinafter called the "Leased Property"); and

         WHEREAS, on March 11, 1996, the Leased Property and all of Crescent's interest and estate as lessor under the Original Lease Agreement were conveyed by Crescent to Lessor, who thereupon assumed all of Crescent's liabilities and obligations under the Original Lease Agreement; and

         WHEREAS, pursuant to that certain Assignment and Assumption of Leasehold Estate dated as of March 29, 1996, all of RoseStar's interest and estate as lessee under the Original Lease Agreement was sold and assigned to Lessee, who thereupon assumed all of RoseStar's liabilities and obligations under the Lease; and

         WHEREAS, Lessor and Lessee amended the Original Lease Agreement by First Amendment to Lease Agreement dated as of April 1, 1996, Second Amendment to Lease Agreement dated as of November 22, 1996 and Third Amendment to Lease Agreement dated as of August 12, 1998 (the Original Lease Agreement, as amended, herein called the "Lease"); and

         WHEREAS, Lessor and Lessee agreed that if Lessor made substantial capital investments in the Leased Property, the Lease would be amended to increase the amount of rental payable thereunder and Lessor has made substantial capital investment in the Leased Property; and

         WHEREAS, Lessor has agreed to delete certain provisions of the Lease that impose minimum net worth requirements on the Lessee and limit the distributions by Lessee of its earnings to its beneficial owners in consideration of the delivery of a guaranty of Lessee's obligations under the Lease by Crescent Operating, Inc. ("COI"); and

         WHEREAS, Lessor and Lessee mutually desire to quantify the value of working capital associated with the Leased Property and transferred from Lessor to Lessee upon the commencement of the term of the Lease and to evidence their mutual understanding and agreement of the value of working capital associated with the Leased Property to be redelivered to Lessor by Lessee at the expiration or earlier termination of the Lease; and

         WHEREAS, Lessor and Lessee desire to amend the Lease to increase the rental payable thereunder as hereinafter provided, to delete the provisions in the Lease described above, to evidence their understanding regarding working capital and to make certain other amendments thereto as hereinafter provided.

                                   AGREEMENT:

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Lease.

         2. Amendments to Lease. The Lease is hereby amended as follows:

                  a. Section 4.1 of the Lease is modified to increase the Base Rent, effective as of July 1, 1998, by the amount of $400,000 per year during the Term. Accordingly, the annual Base Rent payable under the Lease is as follows:


              Year                                             Amount
              ----                                             ------
              1998                                          $3,700,000.00
            1999-2001                                       $3,800,000.00
            2002-2003                                       $3,900,000.00
            2004-2005                                       $4,000,000.00

                  b. The period is deleted at the end of the next to last sentence of Section 4.2(l) of the Lease and the following clause is inserted after the words "from Lessee": "; provided, in no event shall Lessor be required to refund any portion of the Guaranteed Percentage Rent (as hereinafter defined) previously paid by Lessee to Lessor."

                  c. A new subsection (n) is inserted at the end of Section 4.2 of the Lease, which shall read in its entirety as follows:

                     (n) Anything in this Lease to the contrary notwithstanding, eighty-five percent (85%) of the Percentage Rent payable in any quarter during the term of this Lease (herein called the "Guaranteed Percentage Rent") shall not be subject to adjustment under Section 4.2(l) or Section 4.2(m) hereof.

                  d. In consideration of the execution and delivery by COI of a guaranty of all of Lessee's obligations under the Lease, Section 7.7 and Section 7.9 of the Lease are hereby deleted in their entirety and shall be of no further force and effect.

                  e. A new Section 7.10 is added to the Lease, to read in its entirety as follows:

                     Section 7.10. Working Capital. At the commencement of the
               term of this Lease, there existed working capital pertaining to the Leased Property (the "Working Capital") in the initial aggregate positive balance of $377,080.00 (the "Initial Working Capital Balance"). Within thirty (30) days after the date of expiration or earlier termination of this Lease, Lessor and Lessee will work together in good faith to determine the balance of Working Capital as of such date (the "Ending Working Capital Balance"). If the Ending Working Capital Balance is less than the Initial Working Capital Balance, Lessee shall pay over to Lessor cash in the amount of such deficiency, within thirty (30) days of such determination. If the Ending Working Capital Balance exceeds the Initial Working Capital Balance, Lessor shall pay over to Lessee cash in the amount of such excess within thirty (30) days of such determination. Additionally, both the Initial Working Capital Balance and the Ending Working Capital Balance shall be calculated without the inclusion of any "in circulation" operating or consumable supplies ("In-Circulation Supplies"). Both Lessee and Lessor agree that the In-Circulation Supplies represent items in use which Lessee does not include on its balance sheet as of the Commencement Date. Lessee and Lessor further agree that although no accounting value has been placed on In-Circulation Supplies, such supplies have value and Lessee agrees to have reasonable amounts of In-Circulation Supplies on hand in a quantity and quality customary for a property such as the Leased Property.

         3. General Provision regarding Working Capital. Notwithstanding any other provision of the Lease which is to the contrary or which is not consistent with Section 2.e above, including without limitation, Section 7.4 of the Lease, Lessor and Lessee agree that Section 2.e above represents the general business terms under which Lessee has taken over the In-Circulation Supplies and working capital of the Leased Property and the general terms under which Lessee will return In-Circulation Supplies and working capital to Lessor at the expiration or earlier termination of the Lease.

         4. Modification Supersedes. Except as modified hereby, the Lease remains in full force and effect, with no other modifications thereto. If there arises by virtue of this Amendment any conflict between any provision of this Amendment and any provision of the Lease, the provisions hereof shall supersede any such conflicting provision of the Lease, but only to the extent of such conflict, and all of the provisions of the Lease are hereby modified as necessary so as to be consistent with the terms of this Amendment.

         5. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

         6. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, and in making proof of this Amendment it shall not be necessary to produce more than one (1) counterpart hereof. A facsimile or similar transmission of a counterpart signed by a party hereto will be regarded as signed by such party for purposes hereof.

         7. Captions. The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way affect, limit, amplify or otherwise modify the terms and provisions hereof.

         8. Representations of Lessee. Lessee represents and warrants to Lessor that (i) Lessee is the sole legal and beneficial owner of the leasehold estate under the Lease and (ii) Lessee has the full power and authority to enter into this Amendment without the joinder or consent of any other party.

         9. Representations of Lessor. Lessor represents and warrants to Lessee that Lessor has the full power and authority to enter into this Amendment.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have duly executed this Amendment to be effective as of the day and year first above written.


                                      LESSOR:

                                      CRESCENT REAL ESTATE FUNDING II, L.P., a
                                      Delaware limited partnership

                                      By: CRE Management II Corp., a Delaware
                                          corporation, General Partner


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                      LESSEE:

                                      ROSESTAR SOUTHWEST, LLC, a Delaware
                                      limited liability company

                                      By: RSSW Corp., a Delaware corporation,
                                          its Managing Member

                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                              CONSENT OF GUARANTOR


         The undersigned, as the guarantor of the obligations of the Lessee under the Lease, as defined in the Fourth Amendment to Lease Agreement (the "AMENDMENT") to which this Consent is attached, (a) acknowledges and consents to the terms of the foregoing Third Amendment, (b) agrees that the execution and delivery of the Amendment and any other documents in connection therewith will in no way change or modify the undersigned's obligations under the guaranty executed by the undersigned in connection with the Lease, and (c) acknowledges and confirms that such guaranty is in full force and effect and there are no claims, counterclaims, offsets or defenses to such guaranty.

         EXECUTED as of the 31st day of December, 1998.


                                      ROSESTAR MANAGEMENT, LLC, a Texas limited liability company


                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------